                                                                   EXHIBIT 10.76

                                                                      [IBM LOGO]
                                                            3039 Cornwallis Road
                                                                   RTP, NC 27709

May 12, 2004

Mr. Michael Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110

Subject: Amendment 1 to SOW3 (Blazer)

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 1 to SOW#3 4903RL1112 including all amendments thereto ("SOW#3") of the Goods Agreement ROC-P-68, including all amendments thereto (the "Goods Agreement").

A. The parties hereto do mutually agree to replace [*] in its entirety with the following:

1.0 PRODUCT [*]

      1.1 [*] ARRANGEMENT The parties hereby agree that [*] Product" is defined as any Supplier Product for which a portion of [*] of such Product are subject to [*]. The following terms and conditions will apply to any [*] Product(s) for which an agreement has been executed between [*] Supplier, Buyer, [*] to allow such [*] Product to be [*] and [*]a [*] party's [*] (or [*]. The parties agree that, as of the Effective Date of Amendment Number 1 to the Agreement, the Brocade [*] for IBM [*] will be [*] Product.

      [*] will be established with IBM[*]in [*] and [*]. The parties reserve the right to discuss the addition of [*] in other [*], subject to the mutual written agreement of the parties.

      The parties will mutually agree to any [*] associated with the [*], such as [*] to [*] and [*] prior to any performance, which Supplier may [*] in the Product [*] and update in SOW3 [*] Section [*], and for other products will be added to the applicable price list. The parties agree to periodically review a [*] of such [*] to determine if [*] the [*] will change this [*].

      1.2 [*] On a [*] basis Buyer[*] will provide a [*] rolling forecast to Supplier showing the [*] for the [*] Products to be sent [*] such [*] shall be identified by the specific [*] of the [*]. Supplier agrees to [*] quantities of such Product to the [*] sufficient to meet at least [*] of demand, and at most [*] of demand, both of which are based on the [*]looking [*]. Should Buyer [*] more than the [*], Supplier will have [*] to [*] the [*] to the [*]. The [*] will include the balance of the [*] in the [*] available for [*] ("[*] Balance") plus the [*] to the [*] scheduled for [*] within the [*] for that [*] ("[*]"). Supplier may [*] to [*] when there is [*] demand reflected in each [*] of the [*] for the [*]looking [*] period.

      1.3 [*] PERFORMANCE Supplier's goal will be to satisfy a [*] product [*] at each [*]. Product [*] is defined as [*] Products being [*] for [*] by [*] Provider at the time a [*] is received. At the beginning of each [*], Buyer and Supplier may discuss the above [*] goal. Should the parties agree that the [*] goal was not [*], [*] will immediately [*] the [*]. Within three (3) days of such [*], [*] will begin the [*] Action Process to determine the [*], and will [*] an appropriate [*] action. [*] Product [*] requests in [*] of [*] will not be used in the [*] of the product [*], nor in the determination of [*]. In addition, should Supplier experience [*] situation, the [*] provisions of SOW3 PUA Section [*] [*] shall apply.

      1.4 SHIPPING [*] will be responsible for shipping charges of the [*] Product from [*] of [*] to the [*]. Pursuant to Section 1.0 of this Amendment, these [*] may be included in the [*]. All shipments from the [*] will be [*] the [*], and

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

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      [*] is responsible for all [*] thereafter. [*] will act as the [*] for all
      [*] Product shipped from the [*] and will be responsible for associated
      [*] administration. [*] to and [*] of the [*] Product will [*] to [*] upon [*] of such [*] Product from [*] area within the applicable [*].

      1.5 PRODUCT [*] FOR PRODUCTS [*]. [*] of any [*]Product shall be in accordance with the terms set forth in the SOW. The parties agree to work together to minimize the liability of each party upon [*]of a [*] Product.

2.0 [*] PROCESSES The Parties agree to negotiate in good faith any changes to these terms and conditions that may be required to support [*] process. Any such changes will to be added by amendment to SOW3.

B. The parties hereto do mutually agree to replace Section 4 of PUA "Product Price List and Description" in its entirety with the following:

4.0 PART NUMBER UNIQUE TERMS

4.1 PRODUCT PRICE LIST AND DESCRIPTION

 BUYER  SUPPLIER                                                  UNIT
 PART     PART     [*] (IF                                      PRICE OF                           TOTAL
NUMBER   NUMBER   REQUIRED)      PRODUCT DESCRIPTION             PRODUCT   [*]  [*]   **[*]        PRICE
------  --------  ---------  ---------------------------------  --------   ---  ---   -----        -----
[*]     [*]       [*]        Option, FC Switch Module,           [*]       [*]  [*]   [*]          [*]
                             includes [*]

[*]     [*]       [*]        Option, FC Switch Module,           [*]       [*]  [*]   [*]          [*]
                             includes [*]

[*]     [*]       [*]        Option, FC                          [*]       [*]  [*]   [*]          [*]
                             Switch Module, [*]

[*]     [*]       [*]        CRU, Value line FC Switch Module    [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Asm, FC Switch Module, includes     [*]       [*]  [*]   [*]          [*]
                             [*]

[*]     [*]       [*]        Option, Value Line Module           [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Option, Value Line Module           [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Option, Value Line Module           [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]         Asm, Value Line Module             [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Performance Bundle (Performance     [*]       [*]  [*]   [*]          [*]
                             Monitor and Trunking)

[*]     [*]       [*]        ISL Trunking                        [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Advance Performance Monitor         [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Extended Fabrics                    [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Fabric Manager v4.x                 [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Remote Switch Activation            [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Advanced Security Activation        [*]       [*]  [*]   [*]          [*]

[*]     [*]       [*]        Full SAN Scaling                    [*]       [*]  [*]   [*]          [*]

 INTEL  SUPPLIER                                                  UNIT
 PART     PART     [*] (IF                                      PRICE OF
NUMBER   NUMBER   REQUIRED)      PRODUCT DESCRIPTION             PRODUCT   [*]  [*]   [*]          TOTAL PRICE
------  --------  ---------  ---------------------------------  --------   ---  ---   ---          -----------
[*]     [*]       TBD        Option, FC Switch Module,           [*]       [*]  [*]   [*]          [*]
                             includes [*]

[*]     [*]       TBD        Option, FC Switch Module,           [*]       [*]  [*]   [*]          [*]
                             includes Fabric OS, Fabric Watch,
                             Advance Zoning, Web Tools, and
                             ship Group

[*]     [*]       TBD        Option, FC                          [*]       [*]  [*]   [*]          [*]
                             Switch Module, includes [*]

        [*]       TBD        CRU, Value line FC Switch Module    [*]       [*]  [*]   [*]          [*]

        [*]       TBD        Asm, FC Switch Module, includes     [*]       [*]  [*]   [*]          [*]
                             [*]

[*]     [*]       TBD        Option, Value Line Module           [*]       [*]  [*]   [*]          [*]

        [*]       TBD         Asm, Value Line Module             [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Performance Bundle ([*])            [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        ISL Trunking                        [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Advance Performance Monitor         [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Extended Fabrics                    [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Fabric Manager v4.x                 [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Remote Switch Activation            [*]       [*]  [*]   [*]          [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]     [*]       TBD        Advanced Security Activation        [*]       [*]  [*]   [*]          [*]

[*]     [*]       TBD        Full SAN Scaling                    [*]       [*]  [*]   [*]          [*]

**FOR PURPOSE OF CALCULATING THE FEES FOR THE [*]AS DESCRIBED IN [*], THE [*]FOR EACH PART NUMBER WHERE IT IS APPLICABLE IS AS FOLLOWS:

                                               SUPPLIER
BUYER PART    SUPPLIER PART   [*] PART           PART
  NUMBER          NUMBER       NUMBER           NUMBER             PRODUCT DESCRIPTION                         [*]
----------    -------------   --------         --------  --------------------------------------                ---
[*]           [*]             [*]              [*]       Option, FC Switch Module, includes [*]                [*]

[*]           [*]                              [*]       Asm, FC Switch Module, includes [*]                   [*]

[*]           [*]             [*]              [*]       Fabric Manager v4.x                                   [*]

[*]           [*]             [*]              [*]       Advanced Security Activation                          [*]

[*]           [*]             [*]              [*]       Option, Value Line Module                             [*]

[*]           [*]                              [*]       Asm, Value Line Module                                [*]

4.2 PRODUCT UNIT TERMS & REPAIR PRICING

                                                                                                Repair Price
Buyer P/N    Supplier P/N     [*]           Description           Lead Time   Warranty Period       (USD)*      TAT      Yield
---------    ------------     ---   ---------------------------   ---------   ---------------   ------------    ---      -----
   [*]       [*]              [*]   Option, FC Switch Module                        [*]               [*]       [*]       [*]

   [*]       [*]              [*]   Option, FC Switch Module                        [*]               [*]       [*]       [*]

   [*]       [*]              [*]   Option, FC                                      [*]               [*]       [*]       [*]
                                    Switch Module

   [*]       [*]              [*]   CRU, Value Line Switch           [*]            [*]               [*]       [*]       [*]
                                    Module

   [*]       [*]              [*]   Asm, FC Switch Module                           [*]               [*]       [*]       [*]

   [*]       [*]                    Option, Value Line Module                       [*]               [*]

   [*]       [*]                     Asm, Value Line Module                         [*]               [*]

   [*]       [*]              [*]   Performance Bundle ([*])                        [*]               [*]

   [*]       [*]              [*]   ISL Trunking                                    [*]               [*]

   [*]       [*]              [*]   Advance Performance Monitor                     [*]               [*]

   [*]       [*]              [*]   Extended Fabrics                                [*]               [*]

   [*]       [*]              [*]   Fabric Manager v4.x                             [*]               [*]

   [*]       [*]              [*]   Remote Switch Activation                        [*]               [*]

   [*]       [*]              [*]   Advanced Security Activation                    [*]               [*]

   [*]       [*]              [*]   Full SAN Scaling                                [*]               [*]

*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

                                                                                                Repair Price
Buyer P/N    Supplier P/N     [*]           Description           Lead Time   Warranty Period       (USD)*      TAT      Yield
---------    ------------     ---   ---------------------------   ---------   ---------------   ------------    ---      -----
   [*]       [*]              TBD   Option, FC Switch Module                        [*]              [*]        [*]       [*]

   [*]       [*]              TBD   Option, FC Switch Module                        [*]              [*]        [*]       [*]

   [*]       [*]              TBD   Option, FC                                      [*]              [*]        [*]       [*]
                                    Switch Module

             [*]              TBD   CRU, Value Line Switch
                                    Module                           [*]            [*]              [*]        [*]       [*]

             [*]              TBD   Asm, FC Switch Module                           [*]              [*]        [*]       [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]       [*]              TBD   Option, Value Line Module                       [*]              [*]

          [*]              TBD   Asm, Value Line Module                          [*]              [*]

[*]       [*]              TBD   Performance Bundle ([*])                        [*]              [*]

[*]       [*]              TBD   ISL Trunking                                    [*]              [*]

[*]       [*]              TBD   Advance Performance Monitor                     [*]              [*]

[*]       [*]              TBD   Extended Fabrics                                [*]              [*]

[*]       [*]              TBD   Fabric Manager v4.x                             [*]              [*]

[*]       [*]              TBD   Remote Switch Activation                        [*]              [*]

[*]       [*]              TBD   Advanced Security Activation                    [*]              [*]

[*]       [*]              TBD   Full SAN Scaling                                [*]              [*]

*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of:

Rob Tice
Bldg 060/A119
3030 Cornwallis Road
RTP, NC 27709

The effective date of this Amendment shall be the date on the top of this Amendment (the "Effective Date").

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW#3. All other terms and conditions of the Goods Agreement and SOW#3 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#3 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

ACCEPTED AND AGREED TO:                                 ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION             BROCADE COMMUNICATIONS SYSTEMS, INC.

By:    /s/ Robert J. Tice        5/20/04                By:     /s/ Jack Cuthbert
    -------------------------------------------             --------------------------------------------
       Authorized Signature         Date                        Authorized Signature        Date

       Robert J. Tice                                           Jack Cuthbert
-----------------------------------------------         ------------------------------------------------
       Type or Print Name                                       Type or Print Name

       OEM Procurement Team Lead                                VP, OEM Sales
-----------------------------------------------         ------------------------------------------------
       Title & Organization                                     Title & Organization

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."